                                                                    EXHIBIT 10.1

                                                         [CONFORMED AS EXECUTED]

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 23, 2003, among AMETEK, INC. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), WACHOVIA BANK, N.A. (f/k/a First Union National Bank) and PNC BANK, NATIONAL ASSOCIATION, as Syndication Agents (the "Syndication Agents"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Banks, the Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of September 17,2001 (the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       Amendment.

                  1. Section 1.01 (a) of the Credit Agreement is hereby amended by deleting the word "Dollars" appearing at the end of said Section and inserting the following text in lieu thereof:

                  "an Approved Currency, provided that the aggregate outstanding principal amount of all Revolving Loans denominated in a Primary Alternate Currency shall not exceed $100,000,000 at any time"

                  2. Section 1.01 (b) of the Credit Agreement is hereby amended by (i) deleting the comma at the end of the first proviso in the first sentence of said Section and (ii) deleting the second proviso of said sentence in its entirety.

                  3. Section 1.05(a) of the Credit Agreement is hereby amended by deleting the word "Dollars" appearing in clause (x) of the second sentence of said Section and inserting the text "an Approved Currency as specified in such Notice of Borrowing" in lieu thereof.

                  4. Section 1.07 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (ii) of the proviso contained in said Section and inserting a comma in lieu thereof and
(ii) inserting the text "and (iv) Revolving Loans denominated in a Primary Alternate Currency may not be converted into Base Rate Loans" immediately following the text "1.02" appearing in the proviso contained in said Section.

                  5. Section 1.09(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

                           "(b) The unpaid principal amount of each Eurodollar
                  Loan shall bear interest from and including the date of the Borrowing thereof until the earlier of (i) maturity (whether by acceleration or otherwise) and (ii) conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.07,1.10 or 1.1 l(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant LIBOR for such Interest Period, plus the Applicable Margin, as in effect from time to time."

                  6. Section 1.10 of the Credit Agreement is hereby amended by inserting the following text immediately after the text "Interest Period" appearing at the end of said Section:

                  ", provided that if such Eurodollar Loans are denominated in a Primary Alternate Currency then such Eurodollar Loans shall not convert to Base Rate Loans but shall instead be prepaid by the Borrower on the last day of such Interest Period".

                  7. Section 1.11 (a) of the Credit Agreement is hereby amended by deleting the text "clause (i)" appearing in clause (x) of said Section and inserting the text "clauses (i) and (iv)" in lieu thereof.

                  8. Section l.ll(a)(i) of the Credit Agreement is hereby amended by (i) deleting the first reference to "the Eurodollar Rate" appearing in said Section and inserting the text "any LIBOR" in lieu thereof, (ii) deleting the second reference to "the Eurodollar Rate" appearing in said Section and inserting the text "US LIBOR" in lieu thereof, (iii) deleting the text "London" appearing in said Section and inserting the text "relevant" in lieu thereof, (iv) deleting the third reference to "Eurodollar" appearing in said Section and (v) deleting the third reference to "Eurodollar Rate" appearing in said Section and inserting the text "the respective LIBOR" in lieu thereof.

                  9. Section l.ll(a)(ii) of the Credit Agreement is hereby amended by (i) deleting the text "London" appearing in clause (y) of said Section and inserting the text "relevant" in lieu thereof, (ii) deleting the text "Eurodollar" appearing in clause (y) of said Section and (iii) deleting the text "or" appearing at the end of said Section.

                  10. Section l.ll(a)(iii) of the Credit Agreement is hereby amended by (i) deleting the text "London" appearing in said Section and inserting the text "relevant" in lieu thereof, (ii) deleting the second reference to "Eurodollar" appearing in said Section and (iii) inserting the text "or" immediately after the semi-colon appearing at the end of said Section.

                  11. Section 1.11 (a) of the Credit Agreement is hereby further amended by inserting the following new clause (iv) immediately after clause (iii) of said Section:

                  "(iv) at any time that any Approved Alternate Currency is not available in sufficient amounts, as determined in good faith by the Administrative Agent, to fund any Borrowing of Loans denominated in such Approved Alternate Currency;"

                  12.      The concluding unnumbered paragraph of Section 1.11
(a) of the Credit Agreement is hereby amended by (i) inserting the text "or
(iv)" immediately after the reference to "clause (i)" appearing in the first sentence of said Section, (ii) re-lettering clauses (x), (y) and (z) appearing in the second sentence of said Section as clauses (w), (x) and (y), respectively, (iii) deleting the reference to "the Eurodollar Rate" appearing in the second sentence of said Section and inserting the text "US LIBOR" in lieu thereof, (iv) deleting the word "and" appearing immediately before the reference to the old clause "(z)" in said Section and (v) inserting the following new clause (z) immediately before the period appearing at the end of said Section:

                           "and (z) in the case of clause (iv) above, Loans in
                  the affected Approved Alternate Currency shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to any Loans denominated in such Approved Alternate Currency which have not yet been incurred shall be deemed rescinded by the Borrower".

                  13. Section l.ll(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

                           "(b) At any time that any Eurodollar Loan or
                  Competitive Bid Loan is affected by the circumstances described in Section l.ll(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan or Competitive Bid Loan affected pursuant to Section l.ll(a)(iii), shall) either (i) if the affected Eurodollar Loan or Competitive Bid Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Bank pursuant to Section l.ll(a)(ii) or (iii), (ii) if the affected Eurodollar Loan or Competitive Bid Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, (A) in the case of Eurodollar Loans denominated in Dollars, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section l.ll(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)), and (B), in the case of Eurodollar Loans denominated in a Primary Alternate Currency, repay all such Eurodollar Loans in full or (iii) if the affected Competitive Bid Loan is then outstanding, prepay such Competitive Bid Loan in full (which prepayment may be made with the proceeds of Revolving Loans); provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section l.ll(b)."

                  14. Section 1.11(d) of the Credit Agreement is hereby amended by deleting the text "the Eurodollar Rate" appearing in said Section and inserting the text "any LIBOR" in lieu thereof.

                  15. Section 1.12 of the Credit Agreement is hereby amended by (i) deleting the first reference to "the Eurodollar Rate" appearing in said Section and inserting the text "any LIBOR" in lieu thereof and (ii) deleting the second reference to "the Eurodollar Rate" appearing in said Section and inserting the text "the respective LIBOR" in lieu thereof.

                  16. Section 4.02(A)(a)(ii) of the Credit Agreement is hereby amended deleting said Section in its entirety and inserting the following text in lieu thereof:

                           "(ii) If on any date the aggregate outstanding
                  principal amount of Revolving Loans denominated in Primary Alternate Currencies (after giving effect to all other repayments thereof on such date) is greater than $105,000,000, the Borrower shall repay on such date the principal of such Revolving Loans in an aggregate amount equal to such aggregate outstanding principal amount in excess of $100,000,000."

                  17. Section 4.02(A)(a)(iii) of the Credit Agreement is hereby amended by (i) inserting the text "Revolving Loans and" immediately before the first appearance of the text "Competitive Bid Loans" in said Section and (ii) inserting the text "Revolving Loans," immediately before the second appearance of the text "Competitive Bid Loans" in said Section.

                  18. Section 4.02(B) of the Credit Agreement is hereby amended by inserting the text "denominated in Dollars" immediately after the first reference to "Eurodollar Loans" appearing in clause (iii) of said Section.

                  19. Section 10 of the Credit Agreement is hereby amended by deleting the definition of "Eurodollar Rate" appearing in said Section.

                  20.      The definition of "Interest Rate Basis" appearing in
Section 10 of the Credit Agreement is hereby amended by deleting the text "Eurodollar Rate" appearing therein and inserting the text "respective LIBOR" in lieu thereof.

                  21. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

                           "Approved Currency" shall mean each of Dollars and each Primary Alternate Currency.

                           "Associated Cost Rate" shall mean, with respect to each Interest Period for Loans denominated in Pounds Sterling, the costs (expressed as a percentage rounded up to the nearest four decimal places and as determined on the first day of such Interest Period and any three month anniversary thereof by the Administrative Agent) of compliance with then existing requirements of the Bank of England in respect of Loans denominated in Pounds Sterling.

                           "Euribor" shall mean, for each Interest Period applicable to any Loan denominated in Euros, the rate per annum that appears on Reuters Page EURIBOR-01 (or any successor page) at approximately 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such rate is not shown on Reuters Page EURIBOR-01 (or any successor page), the average offered quotation to four prime banks in the Euro-zone interbank market by JPMorgan Chase for Euro deposits of amounts comparable to the principal amount of Loans denominated in Euros to be as part of such Borrowing with maturities comparable to the Interest Period to be applicable to such Loan (rounded upward to the next whole multiple of 1/16 of 1%), determined as of 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period.

                           "Euro" shall mean the single currency of participating member states of the European Union.

                           "JPMorgan Chase" shall mean JPMorgan Chase Bank.

                           "LIBOR" shall mean (i) with respect to any Borrowing of Revolving Loans of an Approved Currency, the relevant interest rate, i.e., Euribor, Sterling LIBOR or US LIBOR, (ii) with respect to any Competitive Bid Loans of an Approved Alternate Currency, such rate per annum as may be agreed upon by the respective Borrower and the Bidder Bank, and (iii) with respect to a Competitive Bid Loan that is a Spread Borrowing priced by reference to any LIBOR, the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered rates for deposits in Dollars for the applicable Interest Period (or the period closest to such applicable Interest Period) which appear on Dow Jones Telerate Screen 3740 or 3750) with maturities comparable to the Interest Period to be applicable to such Competitive Bid Loan, determined as of 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period.

                           "Pounds Sterling" shall mean freely transferable lawful money of the United Kingdom.

                           "Primary Alternate Currency" shall mean each of British Pounds Sterling and Euros.

                           "Sterling LIBOR" shall mean, with respect to each Interest Period for any Loan denominated in Pounds Sterling, (I) the rate per annum that appears on page 3750 (or other appropriate page if such currency does not appear on such page) of the Dow Jones Telerate Screen (or any successive page) with maturities comparable to such Interest Period as of 11:00 A.M. (London time) on the date which is the commencement date of such Interest Period or, if such a rate does not appear on page 3750 (or such other appropriate page) of the Dow Jones Telerate Screen (or any successor page) the offered quotations to first-class banks in the London interbank Eurodollar market by JPMorgan Chase for Pounds Sterling deposits of amounts in same day funds comparable to the outstanding principal amount of such Loans with maturities comparable to such Interest Period determined as of 11:00 A.M. (London time) on the date which is the commencement of such Interest Period plus (II) the Associated Cost Rate for such Loans for such Interest Period.

                  "US LIBOR" shall mean for each Interest Period applicable to a Loan denominated in Dollars (other than a Base Rate Loan), the rate per annum that appears on page 3750 of the Dow Jones Telerate Screen (or any successor page) for Dollar deposits with maturities comparable to such Interest Period as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or, if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen (or any successor page), the offered quotations to first-class banks in the London interbank market by JPMorgan Chase for Dollar deposits of amounts in same day funds comparable to the outstanding principal amount of such Dollar denominated Loan with maturities comparable to such Interest Period determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period.

                  22. Section 12.07(d) of the Credit Agreement is hereby amended by inserting the text "Revolving Loans or" immediately before the text "Competitive Bid Loans" appearing in said Section.

II.      Miscellaneous.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                           (a) on the Amendment Effective Date, no Default or Event of Default exists, both before and after giving effect to this Amendment; and

                           (b) on and as of the Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof

(whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                                 *    *    *

                   IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      AMETEK, INC.

                                      By: /s/ Deirdre D. Saunders
                                          --------------------------------------
                                          Title: Vice President and Treasurer

                                      JPMORGAN CHASE BANK (f/k/a The Chase
                                        Manhattan Bank),
                                        Individually and as Administrative Agent

                                      By: /s/ Randolph Cates
                                          --------------------------------------
                                          Title: Vice President

                                      WACHOVIA BANK, N.A. (f/k/a First Union
                                        National Bank),
                                        Individually and as a Syndication Agent

                                      By: /s/ Sarah T. Warren
                                          --------------------------------------
                                          Title: Vice President

                                      PNC BANK, NATIONAL ASSOCIATION,
                                        Individually and as a Syndication Agent

                                      By: /s/ Denise D. Killen
                                          --------------------------------------
                                          Title: Vice President

                                      DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS (f/k/a Bankers Trust
                                        Company),
                                        Individually and as Documentation Agent

                                      By: /s/ Scottye Lindsey
                                          --------------------------------------
                                          Title: Vice President

                                      ALLFIRST BANK, a division of M&T BANK

                                      Bv: /s/ Kellie Matthews
                                          --------------------------------------
                                          Title: Administrative Vice President

                                      FLEET NATIONAL BANK

                                      By: /s/ Megan L. Soltys
                                          --------------------------------------
                                          Title: Vice President

                                      BANCA INTESA, NEW YORK BRANCH
                                        (f/k/a IntesaBci)

                                      By: /s/ Frank Maffei
                                          --------------------------------------
                                          Title: Vice President

                                      By: /s/ Mark Mooney
                                          --------------------------------------
                                          Title: Vice President

                                      MELLON BANK

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      SUNTRUST BANK

                                      By: /s/ Stephen Derby
                                          --------------------------------------
                                          Title: Director

                                      THE BANK OF NEW YORK

                                      By: /s/ David Csatari
                                          --------------------------------------
                                          Title: Vice President

                                      ABN AMRO BANK N.V.

                                      By: /s/ Neil R. Stein
                                          --------------------------------------
                                          Title: Group Vice President

                                      By: /s/ Henry Sosa
                                          --------------------------------------
                                          Title: Assistant Vice President

                                      COMERICA BANK

                                      By: /s/ Robert P. Wilson
                                          --------------------------------------
                                          Title: Vice President

                                      -10-